     THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OR SAID LAWS.

                             ZBB ENERGY CORPORATION

                   Warrant to Purchase Shares of Common Stock

Warrant No: ______                                     Number of Shares: _______

     THIS CERTIFIES THAT, for value received, _______________________ ____________, or its registered assigns (the "Holder"), is entitled to purchase from ZBB Energy Corporation, a Wisconsin corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, in whole or in part, that number of fully paid and non-assessable shares of the Company's common stock, par value $.01 per share (the "Common Stock") as shall equal (a) $___________[insert principal amount of Holder's 15% convertible note], divided by (b) 100% of the initial per share offering price in connection with the Company's "Equity Financing"(as that term is defined in the Note referred to below).

The per share exercise price shall be 120% of the initial per share offering price in connection with the Company's "Equity Financing," as such term is defined in the Note referred to below(the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Initial Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.

This Warrant is issued pursuant to the 15% Convertible Promissory Note, dated as of April __, 2006, issued by the Company in favor of the Holder (the "Note"). Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Note.

     This Warrant is subject to the following terms, provisions, and conditions:

1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

     (a) GENERAL. Subject to the provisions hereof, this Warrant may be exercised at any time within two years of the date hereof, by the Holder, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company's transfer agent (the "Transfer Agent") during normal business hours on any business day at the Transfer Agent's principal executive offices (or such other office or agency of the Transfer Agent as it may designate by notice to the Holder hereof), together with payment to the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement in cash, by certified or official bank check or by wire transfer for the account of the Company, except as otherwise set forth below. The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such Warrant Shares as set forth above. The Company shall cause certificates for the Warrant Shares so purchased, representing the aggregate number of Warrant Shares specified in the Exercise Agreement, to be delivered by the Transfer Agent to the Holder hereof within a reasonable time, not exceeding three (3) business days after this Warrant shall have been so exercised, together with cash in lieu of any fraction of a share, as hereinafter provided. The certificates so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall cause the Transfer Agent to, at Company's expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, which new Warrant shall in all other respects be identical with this Warrant.

     (b) CASHLESS EXERCISE. If, at any time following the expiration of the Restricted Period (as such term is defined in the Investor Rights Agreement), the Holder desires to exercise all or any portion of this Warrant and the Warrant Shares are not the subject of an effective registration statement under the Securities Act, then, in lieu of payment of the Exercise Price in cash, the Holder may make such payment, by way of cashless exercise, as follows:

          (i) by delivery of shares of Common Stock with an aggregate Market Price (as defined below) on the date of exercise equal to the Exercise Price, subject, however, to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

          (ii) through the written election of the Holder to have withheld by the Company from the shares of Common Stock otherwise deliverable upon exercise, Common Stock having an aggregate Market Price on the date of exercise equal to the Exercise Price.

     (c) FAILURE TO DELIVER CERTIFICATES FOR WARRANT SHARES UPON EXERCISE. If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the Holder, within ten (10) days of receipt of the Exercise Agreement (including payment of the full amount of the Exercise Price for that portion of this Warrant exercised as specified in such Exercise Agreement, whether in cash or by way of cashless exercise, if permitted by Section 1(b)), a certificate for the number of Warrant Shares to which the Holder is entitled or to credit the Holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the Holder is entitled upon the Holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Investor Rights Agreement or otherwise available to such Holder, pay as additional damages in cash to such Holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the Holder on a timely basis and to which the Holder is entitled, and (B) the Market Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the Holder without violating this Section 1.

     (d) FAILURE TO DELIVER CERTIFICATES FOR WARRANT SHARES UPON EXERCISE. If within ten (10) days after the Company's receipt of the Exercise Agreement (including payment of the full amount of the Exercise Price for that portion of this Warrant exercised as specified in such Exercise Agreement whether in cash or by way of cashless exercise, if permitted by Section 1(b)), the Company fails to deliver a new Warrant to the Holder for the number of Warrant Shares, if any, to which such Holder remains entitled pursuant to Section 1 hereof, then, in addition to any other available remedies under this Warrant or the Investor Rights Agreement, or otherwise available to such Holder, the Company shall pay as additional damages in cash to such Holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Market Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the Holder without violating this Section 1(d).

     (e) LIMITATION ON EXERCISE. Notwithstanding anything in this Warrant to the contrary, in no event shall the Holder be entitled to exercise this Warrant for a number of Warrant Shares (or portions thereof) in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder to exceed 4.99% of the outstanding shares of Common Stock following such exercise, except within sixty (60) days of the Expiration Date. For purposes of the foregoing, the aggregate number of shares of Common Stock beneficially owned by the Holder shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the Holder and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one business day following the receipt of such notice, confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of this Warrant by the Holder since the date as of which such number of outstanding shares of Common Stock was reported.

2. PERIOD OF EXERCISE. Subject to the vesting schedule set forth in Section 1 hereof, this Warrant is exercisable at any time or from time to time after the date hereof until 5:00 p.m. New York City time, on April 30, 2008 (such time and date, the "Expiration Date").

3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

     (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.

     (b) RESERVATION OF SHARES. The Company covenants and agrees that it shall reserve and set apart and have at all times, free from preemptive rights, the number of authorized but unissued shares of Common Stock deliverable upon the exercise in full of this Warrant, and it shall have at all times any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations hereunder. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise in full of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding stockholders' meetings and soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval, and upon such approval, the Company shall reserve and keep available such additional shares solely for the purpose of permitting the exercise of this Warrant.

     (c) REGISTRATION OF SHARES. The Company shall arrange for the registration of the Warrant Shares with the Securities and Exchange Commission in accordance with the Investor Rights Agreement, of even date herewith, by and between the Holder and the Company.

     (d) CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     (e) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon the Company and any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets or otherwise.

4. ANTIDILUTION PROVISIONS. Until the Expiration Date, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4.

          In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

     (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time shall:

          (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

          (ii) subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its outstanding shares of Common Stock into a greater number of shares of Common Stock, or

          (iii) combine (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (x) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (y) the Exercise Price shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

     (b) CONSOLIDATION, MERGER OR SALE. In case the Company after the date hereof shall (i) consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, (ii) sell, convey or otherwise transfer all or substantially all of its properties or assets to any other entities in one or more related transactions or (iii) effect a capital reorganization or reclassification of the Common Stock, then as a condition of such consolidation, merger or sale or conveyance, the Company shall make or cause to be made adequate provision whereby the Holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon such exercise prior to such consummation, the amount of securities, cash or other property to which such Holder would actually have been entitled as a stockholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Paragraph 4. In any such case, the Company will make appropriate provision to ensure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument this Warrant, including, without limitation, the obligations under this Paragraph 4 and the obligations to deliver to the Holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

     (c) DISTRIBUTION OF ASSETS. In case the Company shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the Holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

     (d) NOTICE OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment pursuant to this Paragraph 4, then, and in each such case, the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such Exercise Price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the principal financial officer of the Company.

     (e) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than $0.01, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than $0.01.

     (f) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

     (g) OTHER NOTICES. In case at any time:

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

               then, in each such case, the Company shall give to the Holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, re-classification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. In furtherance of the foregoing, the Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

     (h) CERTAIN EVENTS. If any event occurs of the type contemplated by the adjustment provisions of this Paragraph 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Paragraph 4(d) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event.

     (i) CERTAIN DEFINITIONS.

          (i) "MARKET PRICE," as of any date, (i) means the average of the last reported sale prices for the shares of Common Stock on the Over-the-Counter Bulletin Board (the "OTC Bulletin Board") for the ten (10) trading days immediately preceding such date as reported by Bloomberg, or (ii) if the OTC Bulletin Board is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for shares of Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Company or, at the option of a majority-in-interest of the Holders of the outstanding Warrants by (b) an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Company. The manner of determining the Market Price of the shares of Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

          (ii) "COMMON STOCK" includes the Common Stock, par value $.01 per share, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include shares of Common Stock, par value $.01 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(b) hereof, the stock or other securities or property provided for in such Paragraph.

          (iii) "EXERCISE PRICE" means the Initial Exercise Price, as adjusted from time to time pursuant to the provisions of this Paragraph 4.

5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder of this Warrant.

6. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.

     (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof and to the applicable provisions of the Investor Rights Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

     (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate, the right to purchase the number of shares of Common Stock or other securities which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder hereof at the time of such surrender.

     (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

     (e) REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     (f) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first Holder of this Warrant, by taking and holding the same, represents to the Company that such Holder is acquiring this Warrant for investment and not with a view to the distribution hereof.

8. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 10990 Wilshire Blvd., Suite 1220, Los Angeles, CA 90024, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the Holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

9. GOVERNING LAW. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

10. MISCELLANEOUS.

     (a) AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

     (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (c) REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                        ZBB ENERGY CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:  Robert Parry
                                            Title: President and Chief Executive
                                                   Officer

Dated as of _______________

                           FORM OF EXERCISE AGREEMENT

                                                       Dated: ________ __, 20___

To: ZBB ENERGY CORPORATION

     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the Exercise Price provided by such Warrant as follows:

CHECK ONE:

__________ PAYMENT CASH (payment made in cash or by certified or official bank check in the amount of $_____________;

__________ CASHLESS EXERCISE:

     [_] payment made by surrender of shares of Common Stock having a Market Price equal to $______________.

     [_] election of Holder to have withheld by the Company from the shares of Common Stock otherwise deliverable upon exercise, Common Stock having a Market Price equal to $______________.

Capitalized terms used and not defined herein have the meaning set forth in the within Warrant.

Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

                                        Name:
                                             -----------------------------------

                                        Signature:
                                                  ------------------------------
                                        Address:
                                                --------------------------------
                                                --------------------------------

                                        Note: The above signature should
                                              correspond exactly with the name
                                              on the face of the within Warrant,
                                              if applicable.

and if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee   Address   No of Shares
----------------   -------   ------------

_____, _____ and _____ hereby irrevocably constitutes and appoints
___________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within named corporation, with full power of substitution in the premises.

Dated: ______________, 200__

In the presence of:
                                        ----------------------------------------

                                        Name:

                                        ----------------------------------------

                                        Signature:

                                        ----------------------------------------

                                        Title of Signing Officer or Agent (if
                                        any):

                                        ----------------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Note: The above signature should
                                        correspond exactly with the name on the
                                        face of the within Warrant, if
                                        applicable.